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                                                                  EXHIBIT 24(b)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr., Dennis D. Dammerman, and Philip D. Ameen and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended on Form S-3 or such other form as such attorneys-in-fact may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement or statements, all for use in connection with the registration for offering and sale (a) of up to $300 million (or the equivalent thereof in foreign or composite currencies) in aggregate principal amount of the Guaranteed Subordinated Debt Securities (the "Securities") of General Electric Capital Services, Inc., a wholly-owned direct subsidiary of the Company; and (b) of the guaranty of the Company guaranteeing the payment of all principal of, premium, if any, and interest on the Securities, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys'-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Registration Statement or Registration Statements shall comply with the Securities and Exchange Act of 1933, as amended, and the applicable Rules and Regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 23rd day of June, 1995.


JOHN F. WELCH, JR.                           DENNIS D. DAMMERMAN
- ----------------------------------           ----------------------------------
John F. Welch, Jr.                           Dennis D. Dammerman
Chairman of the Board and                    Director and Senior Vice
Chief Executive Officer                      President - Finance
                                             (Principal Financial Officer)

                       PHILIP D. AMEEN
                       ----------------------------------
                       Philip D. Ameen
                       Vice President and Comptroller
                       (Principal Accounting Officer)

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                                             GERTRUDE G. MICHELSON
- ----------------------------------           ----------------------------------
H. Brewster Atwater, Jr.                     Gertrude G. Michelson
Director                                     Director


D. WAYNE CALLOWAY                            ROGER S. PENSKE
- ----------------------------------           ----------------------------------
D. Wayne Calloway                            Roger S. Penske
Director                                     Director


SILAS S. CATHCART                            BARBARA S. PREISKEL
- ----------------------------------           ----------------------------------
Silas S. Cathcart                            Barbara S. Preiskel
Director                                     Director


                                             FRANK H. T. RHODES
- ----------------------------------           ----------------------------------
Lawrence E. Fouraker                         Frank H. T. Rhodes
Director                                     Director


PAOLO FRESCO                                 ANDREW C. SIGLER
- ----------------------------------           ----------------------------------
Paolo Fresco                                 Andrew C. Sigler
Director                                     Director


CLAUDIO X. GONZALEZ
- ----------------------------------           ----------------------------------
Claudio X. Gonzalez                          Douglas A. Warner III
Director                                     Director


ROBERT E. MERCER
- ----------------------------------
Robert E. Mercer
Director


                      A MAJORITY OF THE BOARD OF DIRECTORS